Exhibit 99.1

State regulators approve sale of Cleco
Transaction expected to close in April

PINEVILLE, La., March 28, 2016 - Today, the Louisiana Public Service Commission (LPSC) voted to approve the sale of Cleco Corporation (NYSE:CNL), the parent of regulated electric utility Cleco Power LLC, to a group of North American infrastructure investors led by Macquarie Infrastructure and Real Assets (MIRA) and British Columbia Investment Management Corporation (bcIMC), with John Hancock Financial and other infrastructure investors (collectively, the investor group). With the final approval obtained, the transaction is expected to close in April.

“We are pleased with the outcome of the vote and thank the LPSC and Staff for their hard work and confidence in our future,” said Darren Olagues, president of Cleco Power. “We also recognize the work of all parties who participated in the regulatory process. This process produced a transaction that is unprecedented in its protections and commitments to all of those who depend on us each day. We look forward to pursuing upcoming opportunities with our new owners.”

"We are committed to ensuring that Cleco remains a strong, locally-based utility in the years ahead and are appreciative that the LPSC voted to approve this sale,” said Andrew Chapman, senior managing director of MIRA. “We are confident that the utility will continue to provide reliable, high-level service to customers, the community and to the region. This is a valuable investment for our group.”

“We recognize the commitment and effort made by all parties in reviewing the transaction and ensuring that the transaction strengthens Cleco’s future outlook,” said Lincoln Webb, senior vice president, infrastructure for bcIMC. “We are pleased that the LPSC voted in favor of this sound transaction which will benefit all parties involved.”
Upon closing, Cleco will remain headquartered in Pineville and retain local management and existing headcount. In addition, customers will receive approximately $500 on average in rate credits, and Cleco has agreed to extend its current formula rate plan and base rates for an additional two years. Cleco will file a rate case by June 2019 for a new formula rate plan effective July 2020. As a result of the transaction, Cleco will operate under a set of commitments that extend its charitable and economic development funding, prolong existing employee and retiree benefits, maintain its financial integrity, increase Louisiana representation on its board of directors and ensure safe, reliable electric utility service and efficient operations.

“Getting to this point in the regulatory process has taken a team effort from our employees, as well as support from the communities we serve and the leaders of those communities,” said Olagues. “I am grateful for their commitment and trust in Cleco and thank them for their assistance.”

Cleco will continue to operate under the jurisdiction of the LPSC with assurances that strengthen the LPSC’s oversight and enforcement rights over the transaction’s commitments.

Under the terms of the merger agreement announced on Oct. 20, 2014, the new owners will acquire all outstanding shares of Cleco Corporation for $55.37 per share, a 15 percent premium to the closing price on the trading day prior to the day of the transaction’s announcement, in cash following the closing of the transaction.

Forward-Looking Statements

Please note: Statements in this press release include “forward-looking statements” about future events, circumstances and results within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including, without limitation, statements containing the words “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and similar expressions, are statements that could be deemed forward-looking statements. These statements are based on the current expectations of Cleco’s management.

Although Cleco believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties that could cause the actual results and events in future periods to differ materially from Cleco’s expectations and those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Risks, uncertainties and other factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; or could otherwise cause the failure of the merger to close; (ii) the failure to obtain any financing necessary to complete the merger; (iii) risks related to disruption of management’s attention from Cleco’s ongoing business operations due to the merger; (iv) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Cleco and others relating to the merger agreement; (v) the risk that the pendency of the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the merger; (vi) the fact that actual or expected credit ratings of Cleco or any of its affiliates, or otherwise relating to the merger, may be different from what the parties expect; (vii) the effect of the announcement of the merger on Cleco’s relationships with its customers, operating results and business generally; (viii) the amount of the costs, fees, expenses and charges related to the merger; (ix) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Cleco that could interfere with the merger; (x) future regulatory or legislative actions that could adversely affect Cleco; and (xi) other economic, business and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Cleco. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements.
Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Cleco’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2015, which was filed with the Securities and Exchange Commission on Feb. 26, 2016, under the headings Part I, Item 1A, “Risk Factors,” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in subsequently filed Forms 8-K. All subsequent written and oral forward-looking statements attributable to Cleco or persons acting on its behalf are expressly qualified in their entirety by the factors identified above. The forward-looking statements represent Cleco’s views as of the date on which such statements were made and Cleco undertakes no obligation to update any forward-looking statements, whether as a result of changes in actual results, change in assumptions, or other factors affecting such statements.

No Offering of Securities or Solicitation of Offers

This press release summarizes additional commitments to be made to the Louisiana Public Service Commission in connection with the process of seeking approval of the acquisition of Cleco by the investor group. It is not intended to and does not constitute an offering of securities or the solicitation of any offers.

About Cleco Corporation and Cleco Power LLC
Cleco Corporation is a public utility holding company headquartered in Pineville, La. Cleco owns a regulated electric utility company, Cleco Power LLC, which is engaged principally in the generation, transmission, distribution, and sale of electricity, primarily in Louisiana. Cleco Power owns 10 generating units with a total nameplate capacity of 3,333 megawatts. Cleco Power serves approximately 287,000 customers in Louisiana through its retail business, and it supplies wholesale power in Louisiana and Mississippi. Cleco Corporation announced on Oct. 20, 2014, that it entered into an agreement to be acquired by a North American investor group led by Macquarie Infrastructure and Real Assets and by British Columbia Investment Management Corporation. For more information about Cleco, visit www.cleco.com.
About MIRA
Macquarie Infrastructure and Real Assets (MIRA) is the world's leading infrastructure asset manager with growing portfolios in real estate, agriculture and energy. MIRA manages more than $101 billion of assets under management invested in more than 120 portfolio businesses, ~300 properties, ~ 3.6 million ha of farmland. MIRA is part of Macquarie Group, a leading financial services provider across a diverse range of sectors around the world. Founded in 1969, Macquarie Group is listed on the Australian Stock Exchange and has operations in 28 countries and has a total of $370 billion in assets under management.
About bcIMC
With C$123.6 billion of managed net assets, the British Columbia Investment Management Corporation (bcIMC) is one of Canada's largest institutional investors within the global capital markets. Based in Victoria, British Columbia, bcIMC is a long-term institutional investor that invests in all major asset classes including infrastructure and other strategic investments. bcIMC's clients include public sector pension plans, public trusts, and insurance funds.
Cleco Analyst/Investor Contact:
Tom Miller
tom.miller@cleco.com
(318) 484-7642

Cleco Media Contact:
Robbyn Cooper
robbyn.cooper@cleco.com
(318) 484-7136

Macquarie Contact:
Melissa McNamara
melissa.mcnamara@macquarie.com
(212) 231-1667

bcIMC Contact:
Gwen-Ann Chittenden
communications@bcimc.com
(778) 410-7156